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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 2, 2003


                                 CRDENTIA CORP.
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             (Exact name of Registrant as specified by its charter)


          Delaware                      0-31152                76-0585701
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of incorporation)                                    Identification Number)


           455 Market Street, Suite 1220, San Francisco, California 94105
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                      (Address of principal executive offices)


                                   (415) 543-1535
                           -------------------------------
                           (Registrant's telephone number)


                                      N/A
            ----------------------------------------------------------
            Former Name or Former Address If Changed Since Last Report


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ITEM 2.  Acquisition or Disposition of Assets.

   (a) On October 2, 2003, we, Crdentia Corp., Nurses Network, Inc., NNI Acquisition Corporation, a wholly owned subsidiary of ours, and certain shareholders of Nurses Network, Inc. consummated the merger of NNI Acquisition Corporation with and into Nurses Network, Inc. pursuant to the terms of the Agreement and Plan of Reorganization dated July 16, 2003, as amended on September 9, 2003.

         In connection with the merger all outstanding shares of capital stock of Nurses Network, Inc. were converted into the right to receive a ratable portion of the merger consideration. The merger consideration is equal to sixty percent of the sum of Nurses Network, Inc.'s revenue for the six consecutive fiscal quarters commencing with the fiscal quarter ending September 30, 2003 and will be payable solely in shares of Crdentia common stock. Subject to the terms and conditions of the merger agreement, as amended, an advance closing payment of 118,084 shares of Crdentia common stock was issued to the former Nurses Network, Inc. shareholders at the closing. The consideration for and the other terms and conditions of the merger were determined by arms-length negotiations between us and Nurses Network, Inc. Robert Kenneth, a member of our board of directors, was a director, officer and shareholder of Nurses Network, Inc.

   (b) Nurses Network is a San Francisco, California based nurse staffing agency which provides licensed staff for medical clinics as well as skilled home healthcare visits. We intend to continue the operations of Nurses Network, Inc. as a subsidiary of Crdentia and use Nurses Network, Inc.'s equipment and other physical property in the conduct of such operations.

         The description of the transaction set forth above is qualified in its entirety by reference to the merger agreement filed as Exhibit 2.1 to the report on Form 8-K on July 18, 2003 and to the amendment to the merger agreement filed with this current report as Exhibit 2.2.

         On October 3, 2003, we issued a press release which is attached as
Exhibit 99.1.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (a)   Financial Statements of Business Acquired.

         The financial statements of Nurses Network, Inc. required to be filed pursuant to Item 7(a) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days from the date this initial Form 8-K report was required to be filed.

   (b)   Pro Forma Financial Information.

         The pro forma financial information required to be filed pursuant to
Item 7(b) of Form 8-K will be filed on a Form 8-K/A as soon as practicable, but in no event later than 60 days from the date this initial Form 8-K report was required to be filed.


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(c)   Exhibits.

 2.1(1) Agreement and Plan of Reorganization, dated as of July 16, 2003, by and among Crdentia Corp., Nurses Network, Inc., NNI Acquisition Corporation and certain shareholders of Nurses Network, Inc. (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

 2.2 Amendment No. 1 made and entered into effective as of September 9, 2003, by and among Crdentia Corp., NNI Acquisition Corporation, Nurses Network, Inc. and certain shareholders of Nurses Network, Inc. to the Agreement and Plan of Reorganization dated July 16, 2003.

 99.1    Press release dated October 3, 2003.

___________

 (1) Previously filed as Exhibit 2.1 to the Form 8-K filed with the Securities and Exchange Commission on July 18, 2003 and incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  October 8, 2003               CRDENTIA CORP.


                                      /S/ LAWRENCE M. DAVIS
                                     ------------------------------------------
                                     By:  Lawrence M. Davis,
                                          Chief Financial Officer and Secretary


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                                 EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------

   2.1(1) Agreement and Plan of Reorganization, dated as of July 16, 2003, by and among Crdentia Corp., Nurses Network, Inc., NNI Acquisition Corporation and certain shareholders of Nurses Network, Inc. (the "Merger Agreement"). Certain schedules and exhibits referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

   2.2 Amendment No. 1 made and entered into effective as of September 9, 2003, by and among Crdentia Corp., NNI Acquisition Corporation, Nurses Network, Inc. and certain shareholders of Nurses Network, Inc. to the Agreement and Plan of Reorganization dated July 16, 2003.

   99.1      Press release dated October 3, 2003.
_______________

   (1)	     Previously filed as Exhibit 2.1 to the Form 8-K filed with the
             Securities and Exchange Commission on July 18, 2003 and incorporated herein by reference.